                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

            KNOW ALL BY THESE PRESENTS, that REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "Company"), and each of the undersigned directors of the Company, hereby constitutes and appoints Mark A. Payne and Kent H. Harle and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities to sign, execute, affix his seal thereto and file the Annual Report on Form 10-KSB for the year ended March 31, 2004 under the Securities Exchange Act of 1934, as amended, with any amendment or amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority.

            There is hereby granted to said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as he or himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

            This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

            REDLINE PERFORMANCE PRODUCTS, INC. has caused this Power of Attorney to be executed in its name by its Chief Executive Officer/Executive Vice President, Product Development on the 25th day of June, 2004.

                                              REDLINE PERFORMANCE PRODUCTS, INC.

                                              By        /s/ Mark A. Payne
                                                  ------------------------------
                                                  Mark A. Payne,
                                                  Chief Executive Officer

                                              By        /s/ Kent H. Harle
                                                  ------------------------------
                                                  Kent H. Harle,
                                                  Executive Vice President,
                                                  Product Development

            The undersigned, directors of REDLINE PERFORMANCE PRODUCTS, INC. have executed this Power of Attorney as of the date set forth opposite their signatures.

    DATE                              SIGNATURE
    ----                              ---------
June 25, 2004                            /s/ Mark A. Payne
                           -------------------------------
                                Mark A. Payne
                                Director

June 25, 2004                            /s/ Kent H. Harle
                           -------------------------------
                                Kent H. Harle
                                Director

June 25, 2004                            /s/ David G. Mell
                           -------------------------------
                                David G. Mell
                                Director

June 25, 2004
                           -----------------------------------
                                Stanley R. Herman
                                Director

June 25, 2004                            /s/ Michael J. Degen
                           ----------------------------------
                                Michael J. Degen
                                Director

June 25, 2004
                           -------------------------------------
                                Clyde Fessler
                                Director

June 25, 2004                            /s/ Robert J. Korkowski
                           -------------------------------------
                                Robert J. Korkowski
                                Director

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